Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Claude Maraoui, President and Chief Executive Officer of Journey Medical Corporation (the “Company”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company’s quarterly report on Form 10-Q for the period ended June 30, 2026 (the “Report”) filed with the Securities and Exchange Commission:

●	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
●	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Claude Maraoui
Claude Maraoui
President and Chief Executive Officer
(Principal Executive Officer)
August 12, 2026